UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2016

CARDINAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-54360	47-1579622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Penn Center Blvd. Suite 401
Pittsburgh, PA 15235
 (Address of principal executive offices) (Zip Code)

(412) 374-0989
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported, Cardinal Resources, Inc. (the "Company") has outstanding various convertible promissory notes.  Two of these notes have matured, with outstanding principal, accrued interest and penalties in the amounts of $35,995.26 ("Note 1") and $202,598.75 ("Note 2"), respectively.  Effective May 17, 2016, the Company agreed with the holder of Note 1 to pay off the outstanding amounts owed thereunder in two equal installments, the first of which was made on May 17 and the second of which will be made on June 10, 2016.  Effective May 19, 2016, the Company agreed with the holder of Note 2 to pay off the outstanding amounts owed thereunder in four equal installments to be made on June 3, June 17, July 1 and July 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Resources, Inc.

Date: June 2, 2016	By:	/s/ Kevin Jones
Kevin Jones
Chief Executive Officer